Exhibit 99.2

REGAL REXNORD’S ACQUISITION OF ALTRA INDUSTRIAL MOTION October 27 th , 2022

FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements, within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities .. Such forward - looking statements may include, among other things, statements about the proposed acquisition of Altra Industrial Motion, (“ Altra ”), the benefits and synergies of the proposed acquisition, future opportunities for Regal Rexnord and the combined company, and any other statements regarding Regal Rexnord’s, Altra’s and the combined company’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods .. Forward - looking statements include statements that are not historical facts and can be identified by forward - looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “target,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions .. These forward - looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward - looking statements .. Important factors that could cause Regal Rexnord’s, Altra’s or the combined company’s actual results to differ materially from the results referred to in the forward - looking statements Regal Rexnord makes in this presentation include : the possibility that the conditions to the consummation of the proposed acquisition of Altra (the “Proposed Acquisition”) will not be satisfied on the terms or timeline expected, or at all ; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining shareholder or regulatory approvals sought in connection with the Proposed Acquisition ; failure to achieve the proposed debt financing necessary for the Proposed Acquisition on the desired terms, or at all ; Regal Rexnord’s substantial indebtedness as a result of the Proposed Acquisition and the effects of such indebtedness on the combined company’s financial flexibility after the Proposed Acquisition ; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline ; dependence on key suppliers and the potential effects of supply disruptions ; fluctuations in commodity prices and raw material costs ; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects ; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the acquisition of Altra , the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) and the acquisition of Arrowhead Systems, LLC (“Arrowhead”) (together with the Proposed Acquisition and the merger with the Rexnord PMC business, the “Transactions”) within the expected time - frames or at all and to successfully integrate Altra , the Rexnord PMC business and Arrowhead ; Regal Rexnord’s ability to identify and execute on future M&A opportunities, including significant M&A transactions ; the impact of any such M&A transactions on Regal Rexnord’s results, operations and financial condition, including the impact from costs to execute and finance any such transactions ; expected or targeted future financial and operating performance and results ; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions ; Regal Rexnord’s ability to retain key executives and employees ; the continued financial and operational impacts of and uncertainties relating to the COVID - 19 pandemic on customers and suppliers and the geographies in which they operate ; uncertainties regarding the ability to execute restructuring plans within expected costs and timing ; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions ; requirements to abide by potentially significant restrictions with respect to the tax treatment of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous ; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries ; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business ; dependence on significant customers ; seasonal impact on sales of products into HVAC systems and other residential applications ; risks associated with global manufacturing, including public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine ; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments ; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt ; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace ; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control ; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims ; unanticipated liabilities of acquired businesses ; unanticipated adverse effects or liabilities from business exits or divestitures ; unanticipated costs or expenses that may be incurred related to product warranty issues ; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies ; effects on earnings of any significant impairment of goodwill ; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data ; cyclical downturns affecting the global market for capital goods ; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10 - K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10 - Q .. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1 A in the Regal Rexnord Annual Report on Form 10 - K for the fiscal year ended January 1 , 2022 on file with the SEC and subsequent SEC filings .. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward - looking statements and are cautioned not to place undue reliance on such forward - looking statements .. The forward - looking statements included in this presentation are made only as of the date of this presentation and Regal Rexnord undertakes no obligation to update any forward - looking information contained in this presentation or with respect to the announcements described herein to reflect subsequent events or circumstances .. 2

NON - GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) .. We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non - GAAP” financial measures .. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP .. In this presentation, we disclose the following non - GAAP financial measures, and we reconcile these measures in an appendix to this presentation to the most directly comparable GAAP financial measures : adjusted diluted earnings per share and adjusted diluted earnings per share annual guidance .. We believe that these non - GAAP financial measures are useful measures for providing investors with additional information for helping investors understand and compare our operating results across accounting periods and compared to our peers .. Our management primarily uses adjusted diluted earnings per share and adjusted diluted earnings per share annual guidance to help us evaluate our business and forecast our future results .. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management .. For forward - looking non - GAAP measures (as used in this presentation, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted gross margin, net leverage, net debt, bank adjusted EBITDA and free cash flow), we are unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management's control as described under the heading "Forward Looking Statements" elsewhere in this presentation .. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort .. Forward - looking non - GAAP measures are estimated consistent with the relevant definitions and assumptions, except as otherwise noted .. 3

4 TODAY’S PRESENTERS LOUIS PINKHAM Chief Executive Officer ROB REHARD Chief Financial Officer 4

5 CONTINUING REGAL REXNORD’S TRANSFORMATION JOURNEY Global player in energy efficient electronic motors, air handling sub - systems, and motion control solutions Motion control and automation technology innovator with leading positions in secular growth markets 1. Includes contribution from cost and cross - marketing synergies 2. Net leverage defined as Net Debt / Adj. EBITDA Creates Meaningful Automation Player, Enhances Industrial Powertrain Offering Broadens Regal Rexnord’s offering to enhance value for customers, investors, and associates Substantial Value Creation And Financial Returns ROIC expected to exceed 10% by Year 5 1 , expected to be accretive to adj. EPS in Year 1 and double - digit thereafter, targeted net leverage of 2.5x - 3.0x 2 in 2024 $160M In Expected Cost Synergies And Significant Customer Benefits Additional upside from cross - marketing opportunities; customers benefit from complete motion control, motors and automation platform Highly Attractive Margin Profile ✓ GDP+ Growth ✓ Disciplined Approach To Capital Deployment ✓

# EXPECT COMPELLING VALUE CREATION FOR OUR SHAREHOLDERS

RegalRexnord + Altra Motion

| | 2022E* | 2025E* |
|---|---|---|
| Revenue | ~$7.2B | ~$8.3B |
| Adj. EBITDA | ~$1.5B (Adj. EBITDA[1]) | ~$2.1B |
| Adj. EBITDA Margin | ~21% (Adj. EBITDA Margin[1]) | >25% |

## Attractive Financial Impact

- **~40%** Combined 2025E adj. gross margin ✓
- **~500bp** EBITDA margin expansion opportunity ✓
- **Accretive in first year** to Adj. EPS, with double digit accretion expected thereafter ✓
- **>35%** Secular growth exposure of combined entity ✓
- **~$160M** Cost synergies in Year 4 ✓
- **>10%[2]** ROIC in Year 5 ✓
- **~100%** Free Cash Flow conversion ✓
- **~$2.3B[3]** Record combined backlog ✓

* All data Pro Forma
1. Adjusted EBITDA excluding stock-based compensation
2. Includes contribution from cost and cross-marketing synergies
3. As of 6/30/2022

6 RegalRexnord

# REGAL REXNORD HAS A STRONG TRACK RECORD OF EXECUTION AND OUTPERFORMANCE

## Outperforming on total shareholder returns…



RRX
S&P 400 Industrials
S&P 500
250
200
150
100
50
01/01/18
05/01/18
09/01/18
01/01/19
05/01/19
09/01/19
01/01/20
05/01/20
09/01/20
01/01/21
05/01/21
09/01/21
01/01/22
05/01/22
09/01/22

**Since 2018, RRX Delivered A TSR Of 103% Vs. The S&P 400 Industrials At 49% And The S&P 500 At 64%**

## …exceeded FY20 Investor Day targets…

| | Organic Revenue CAGR | Adj. Operating Margin | Adj. EPS CAGR | FCF Conversion | ROIC Improvement | Capital Deployment |
|---|---|---|---|---|---|---|
| Target | 2 – 3% | 300 bps | 8 – 10% | >100% | 250-300 bps | Leverage <2.0x[1] |
| 2022 Investor Day | ~5% | +450 bps | ~22% | ~100% ('22) | ~500 bps | 1.5x[1] |

## …and tracking ahead on PMC merger integration and synergy realization

Ahead
On Track

| | EXPECTATION AT ANNOUNCEMENT (2/2021) | EXPECTATION AT CLOSE (10/2021) | 2022 INVESTOR DAY EXPECTATIONS | TRACKING |
|---|---|---|---|---|
| **Net Sales** (2022) | ~$4.5B | $5.0B | $5.2B | Ahead |
| **Adj. Gross Margin** (2022) | ~33% | Unchanged | ~33% | On Track |
| **Adj. EBITDA** (2022) | ~$0.94B | >$1.0B | >$1.1B | Ahead |
| **Adj. EBITDA Margin** (2022) | ~21% | Unchanged | >21% | Ahead |
| **Cost Synergies** (By Year 3) | $120M | Unchanged | ~$140M - 160M | Ahead |
| **ROIC** | >10% By Year 5 | Unchanged | >10% By Year 4 | Ahead |

**Year 3 PMC Expected Run Rate Cost Synergies**
(2024, $M)



$120
$40
$40
$40
Original
$140 - $160
$45
$50
$55
Revised
SG&A
Footprint
Procurement

**Proven Ability To Create Value Through Portfolio Transformation**

1. Leverage Defined As Net Debt/ Adj. EBITDA

Note: Information above from 2022 Investor Day Materials presented September 13, 2022

7 RegalRexnord

8 HIGHLY STRATEGIC TRANSACTION WITH EXPECTED COMPELLING VALUE CREATION ✓ Accelerates digital and IIoT strategy ✓ Strong shared culture of focus on serving customers and driving efficiency ✓ Significant cost synergies, worth at least $160M annually, with upside from cross - marketing opportunities ✓ Meaningfully increases exposure to GDP+ growth markets with significant secular tailwinds Transforms global automation solutions capabilities and enhances industrial powertrain portfolio ✓ ✓ Expected to be accretive to adjusted EPS in Year 1 and double - digit thereafter ✓ Robust FCF generation with expected deleveraging to 2.5x – 3.0x 1 in 2024 ROIC expected to exceed 10% by Year 5 ✓ 1. Net leverage defined as Net Debt / Adj. EBITDA

# TRANSACTION OVERVIEW

**Consideration and Valuation**

- Regal Rexnord to acquire 100% of Altra for $62.00 / share, implying ~$4.09B equity value and $4.95B firm value[1]
- Represents 13.6x 9/30/22 LTM Adj. EBITDA multiple, 9.5x including estimated run-rate cost synergies[2]
- 100% cash consideration, financed with existing cash and new debt

**Financial Impact**

- Expected to be accretive to Adj. EPS in Year 1, with double digit accretion expected thereafter
- Run-rate cost synergies of $160M expected
- Significant upside from cross-marketing opportunities expected
- ROIC expected to exceed 10% by Year 5[3]
- Generate anticipated free cash flow greater than $820M in first full calendar year

**Financing**

- J.P. Morgan to provide a committed bridge financing package of $7.5bn to fund the acquisition and re-finance existing debt
- ~3.9x net leverage[4] expected at closing, decreasing to 2.5x – 3.0x in 2024
- Combined company committed to deleveraging and continuing a disciplined capital allocation policy

**Timing**

- Expected to close in the first half of 2023
- Transaction subject to regulatory approvals, Altra shareholder approval, and customary closing conditions

1. Includes $860M net debt as of 9/30/2022
2. Multiples are Pro Forma for Altra's acquisition of Nook and divestiture of Jacob Vehicle Systems
3. Includes contribution from cost and cross-marketing synergies
4. Net leverage defined as Net Debt / Adj. EBITDA. Estimated net leverage at close with credit for 50% of run-rate cost synergies, subject to market conditions and timeline to close

9 RegalRexnord

# ALTRA'S AUTOMATION AND SPECIALTY SEGMENT UNLOCKS NEW HIGH GROWTH FOCUS AREAS FOR REGAL REXNORD

## Regal Rexnord

**ARROWHEAD SYSTEMS LLC**

**Mat Top Conveyors** | **Bulk Palletizers** | **Sanitary/ Washdown**



**THOMSON POWER SYSTEMS**

**Automatic Transfer Switches** | **Paralleling Switchgear**



## Altra

**KOLLMORGEN**

**Medical Devices** | **Automated Guided Vehicles**



*AKM Servo Motor used in Robotic Surgical Arms*

*NDC8 Controller & Servo Drive used in AGVs*

**THOMSON**

**Factory Automation** | **Medical Patient Tables**



*Precision Ball Screw & Guide, (+ Kollmorgen Servo Motor); used in Pick & Place Palletizers*

*Electrak Linear Actuator, 2BA Linear Guides; used in Medical Patient Tables*

**Portescap**

**Surgical Devices** | **Infusion Systems**



*Arthroscopic Compact Surgical Motor used in Medical Surgery Devices*

*High Power Density Motors used in Infusion Systems & Respiratory Care Applications*


~$200M
~$1.1B
Current Revenue
Post-Transaction Revenue

**Automation & Specialty Focused Businesses Comprise >15% Of PF Regal Rexnord With >70% Secular End-Market Exposure**

Note: Revenue figures are approximate and based on 2021

10 RegalRexnord

ENHANCES INDUSTRIAL POWERTRAIN OFFERING Addition Of Altra’s Complementary Power Transmission Portfolio Expected To Create A More Compelling Offering For Our Customers 11 Brakes Clutch Mounted Bearings Mounted Bearings Shaft Lock Disc Coupling Digital Solutions Gear Drives Belted Drives Belts Motors Gear Coupling Gear Motor

General Industries 19% Consumer 12% Non - Res NC 8% Commercial 6% Metals/Mining 6% Food & Bev 8% Warehouse 9% Aerospace 5% Other (including Medical, Renewables, Data Center) 25% Res NC 3% Motion Control Solutions 48% Commercial Systems 15% Climate Solutions 15% Automation & Specialty 13% Industrial Systems 9% A STRONGER PORTFOLIO FOR THE FUTURE 12 Regal Rexnord + Altra Revenue Mix Segments Expands Core MCS, Adds Automation Segment End - Markets Shifting Growth To More Secular Markets Geography North America 66% Europe 18% APAC and RoW 16% Enhances Global Platform >35% Secular Markets Greater End Market Diversity, Increased Secular Exposure , Expanded Global Reach Note: Segmentation based on 2021 Revenue Data, Regal Rexnord Data Pro Forma For Rexnord PMC & Arrowhead; Altra data Pro Forma for Nook acquisition and Jacob Vehicle Systems divestiture

# COMPELLING SYNERGY POTENTIAL

## Significant Cost Synergies ($M)[1]


~$40
~$100
~$140
~$160
2023E
2024E
2025E
2026E
COGS
SG&A

## Material Cross-Marketing Opportunities

- Opportunity to create new sub-systems including the industrial powertrain
- Geographic expansion, access to new markets and customers
- Shared distribution channels
- Deployment of complementary products and services
- Strengthens digital capabilities

**Leverages Our 80/20 Playbook, Lean Capabilities, And PDCA[2] Management Approach To Optimize Altra's Operating Model**

1. $160M represents run-rate expected cost synergies
2. Plan-Do-Check-Act

13
RegalRexnord

ENHANCED FREE CASH FLOW GENERATION EXPEDITES DELEVERAGING 14 Note: Net leverage defined as Net Debt / Adj. EBITDA 1. Estimated net leverage at close with credit for 50% of run - rate cost synergies, subject to market conditions and timeline to close Expected FCF Conversion ~100 % A nd Targeted Leverage Of 2.5x To 3.0x In 2024 Pro Forma Net Leverage ~$650M ~$1.1B 2022E 2025E Pro Forma Free Cash Flow ~3.9x 1 2.5x – 3.0x 2.0x – 2.5x At Close (Expected) Expected in 2024 Long-term Target

ALIGNED WITH REGAL REXNORD’S M&A CRITERIA 15 Altra Acquisition Perfectly Aligns With Regal Rexnord ’s M&A Framework Market Target Fit Deal ✓ ✓ ✓ ✓ ✓ Secular/GDP+ growth exposure ✓ Limited tech disruption ✓ Deal runway ✓ Fit with Regal Rexnord’s culture ✓ Builds upon Regal Rexnord’s strengths ✓ Complementary to existing capabilities ✓ Path to gross margins >35% ✓ Trusted brands ✓ Technology leadership ✓ ROIC>WACC by 200bp ✓ EPS accretive from Year 1 ✓ Significant cost synergies

16 16 PROVEN APPROACH TO INTEGRATION Established Integration Team In Place And Ready To Drive Synergy Capture Clear Accountability Proven Toolset • Reporting into CEO • Fully d edicated team • Broad f unctional expertise, e.g. Finance, HR, IT, Supply Chain • Reporting tied into financial systems • Monthly Review with Executive Leadership Team • Clear KPIs • Detailed software - enabled tracking tools • Proven processes for synergy capture Dedicated Integration Team Reporting Cadence Process And Tools

EXPECTED REGAL REXNORD IN 2025 17 1. Adjusted EBITDA excluding stock - based compensation Updating Target Metrics From Investor Day F or Altra Acquisition Shared At Investor Day 2022 Current 2025E Expected >40% ~$8.3B ~40% >25% ~$1.1B ~$18 Revenue Adjusted EPS Annual Free Cash Flow Adjusted EBITDA Margin 1 Secular End Market Exposure Adjusted Gross Margin >$6B ~37% ~25% ~$1B ~$15 >35%

18 HIGHLY STRATEGIC TRANSACTION WITH EXPECTED COMPELLING VALUE CREATION ✓ Accelerates digital and IIoT strategy ✓ Strong shared culture of focus on serving customers and driving efficiency ✓ Significant cost synergies, worth at least $160M annually, with upside from cross - marketing opportunities ✓ Meaningfully increases exposure to GDP+ growth markets with significant secular tailwinds Transforms global automation solutions capabilities and enhances industrial powertrain portfolio ✓ ✓ Expected to be accretive to adjusted EPS in Year 1 and double - digit thereafter ✓ Robust FCF generation with expected deleveraging to 2.5x – 3.0x 1 in 2024 ROIC expected to exceed 10% by Year 5 ✓ 1. Net leverage defined as Net Debt / Adj. EBITDA

APPENDIX 19

20 ALTRA SNAPSHOT 20 Source: Company Filings. 1. PF For Divestiture Of JVS. 2. Non - GAAP Financial Measurement, See Appendix For Reconciliation .. 3. Percent Of LTM Q2 2022 Net Sales. 4. Percent Of LTM Q2 2022 Net Sales Including Inter - segment Sales. 5. Percent Of LTM Q2 2022 Reported Net Sales, Which Include JVS Through 4/8/2022 And Nook Beginning 12/31/2021. Manufacturing Sites Dec 31, 2021 49 Net Sales LTM Sep 30, 2022 1 ~$1.9B Backlog June 30, 2022 ~$0.95B Adj. EBITDA Margin LTM Sep 30, 2022 1,2 ~19.5% 15 11 8 8 5 4 25 6 7 2 9 Factory Automation and Specialty Machinery Turf and Garden, Ag, Construction Material Handling Medical Aerospace and Defense Renewable energy Non core markets Transportation Mining and metals Oil and gas Other miscellaneous general industrial % Net Sales By Market 1,3 56 29 15 North America Europe ROW % Net Sales By Region 5 53 47 Power Transmission Technologies Automation & Specialty % Net Sales By Segment 1,4 Employees Dec 31, 2021 ~9,600

21 21 SEGMENT SNAPSHOTS Source: Company Filings. 1. Not Adjusted For Inter - segment Sales. 2 .. PF For JVS Divestiture. 3. Non - GAAP Financial Measurement, See Appendix for Reconciliation .. Gear drives and gear motors Engineered couplings and universal joints Clutches and brakes Precision motors and automation Linear systems Miniature motors ’19 - ’21 Net Sales CAGR 1 : ~1% ’21 Adj. EBIT margin 3 : 14.8% ’19 - ’21 Net Sales CAGR 1,2 : >3% ’21 Adj. EBIT margin 2,3 : 20.4% Power Transmission Technologies Automation & Specialty Automated Guided Vehicles Medical Devices Conveyance Surgical Devices Medical Patient Tables Factory Automation Renewables Elevators Turf & Ag Robotic arms Cranes Tidal turbine